RESIGNATION

         I, Kit Kung, being the undersigned, hereby resign my positions as President, CEO and Chairman of the Board of Directors of Brighton Technologies Corporation, effective immediately.

Dated:  3 November, 2000

                                                              /s/ Kit Kung
                                                              ------------
                                                              Kit Kung